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                                                             Exhibit  99.1





July 11, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549


Dear Sirs/Madams:

We have read Item 4 of Republic Engineered Products Holdings LLC's Form 8-K dated July 9, 2003 and have the following comments:

1. We agree with the statements made in the first, second and fourth sentences of the second paragraph and in the third paragraph.

2. We have no basis on which to agree or disagree with the statements made in the first paragraph and in the third sentence of the second paragraph.


Yours truly,

/s/  DELOITTE & TOUCHE LLP